UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of Principal Executive Offices) (Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

SHEP Purchase Agreements

On October 13, 2016, RSP Permian, Inc., a Delaware corporation (the “Company”) entered into (i) a Membership Interest Purchase and Sale Agreement (the “SHEP I Purchase Agreement”) by and among Silver Hill Energy Partners Holdings, LLC, a Delaware limited liability company (the “SHEP I Seller”), Silver Hill Energy Partners, LLC, a Delaware limited liability company (“SHEP I”), and RSP Permian, L.L.C., a Delaware limited liability company (“Buyer”), and (ii) a Membership Interest Purchase and Sale Agreement (the “SHEP II Purchase Agreement,” and together with the SHEP I Purchase Agreement, the “SHEP Purchase Agreements”) by and among Silver Hill Energy Partners II, LLC, a Delaware limited liability company (together with the SHEP I Seller, the “SHEP Sellers”), Silver Hill E&P II, LLC, a Delaware limited liability company (“SHEP II,” and together with SHEP I, “SHEP”) and Buyer.

Pursuant to the terms of the SHEP Purchase Agreements, the Company has agreed to cause Buyer, its wholly-owned subsidiary, to acquire the membership interests in SHEP from the SHEP Sellers for aggregate consideration at closing of $2.4 billion, which shall consist of (1) $1.25 billion in cash (the “Cash Consideration”) consisting of $604 million in cash pursuant to the SHEP I Purchase Agreement and $646 million in cash pursuant to the SHEP II Purchase Agreement and (2) the issuance of 31.0 million shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), consisting, subject to adjustment, of approximately 15.0 million shares of Company Common Stock pursuant to the SHEP I Purchase Agreement (the “SHEP I Issuance”) and approximately 16.0 million shares of Company Common Stock pursuant to the SHEP II Purchase Agreement (the “SHEP II Issuance” and collectively with the SHEP I Issuance, the “SHEP Issuance,” and such number of shares of Company Common Stock, the “SHEP Issuance Amount”). The Cash Consideration is subject to certain adjustments, including reductions to reflect the retirement of debt of SHEP assumed by Buyer and increases, in the case of the SHEP II Purchase Agreement, in the event the Company is unable to obtain Company Stockholder Approval (as defined below) on or prior to March 1, 2017. The transactions contemplated by the SHEP I Purchase Agreement and the SHEP II Purchase Agreement are referred to herein as the “SHEP I Transaction” and the “SHEP II Transaction,” respectively, and collectively as the “SHEP Transactions.” Following the consummation of the SHEP Transactions, both SHEP I and SHEP II will be indirect, wholly owned subsidiaries of the Company.

Pursuant to the terms of the SHEP II Purchase Agreement, the Company will convene a special meeting of the Company stockholders at which the Company stockholders will be asked to vote to approve the SHEP II Issuance (such approval, the “Company Stockholder Approval”). The Company has agreed to prepare and file a preliminary proxy statement with respect to the SHEP II Issuance. In the event the Company Stockholder Approval is not obtained on or prior to March 1, 2017, the Cash Consideration will be increased by an amount equal to the product of (1) the positive difference between (a) the SHEP Issuance Amount, minus (b) the product of (x) 0.199, multiplied by (y) the number of shares of Company Common Stock outstanding immediately prior to the execution of the SHEP Purchase Agreements, multiplied by (2) a price per share of Company Common Stock determined in accordance with the terms of the SHEP Purchase Agreements.

Completion of the SHEP Transactions is subject to the satisfaction or waiver of customary closing conditions set forth in the SHEP Purchase Agreements, including, if applicable, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. While both of the SHEP Transactions will have an effective date of November 1, 2016, the SHEP Transactions will close separately. The SHEP I Transaction is expected to close in the fourth quarter of 2016, and the SHEP II Transaction is expected to close in the first quarter of 2017. The closing of the SHEP II Transaction is conditioned upon, among other factors, the closing of the SHEP I Transaction.

The SHEP I Purchase Agreement and the SHEP II Purchase Agreement are filed as Exhibit 10.1 and Exhibit 10.2., respectively, to this Current Report on Form 8-K, and the foregoing description of the SHEP Purchase Agreements is qualified in its entirety by reference to such exhibits. The SHEP Purchase Agreements are filed herewith to provide investors with information regarding their respective terms. The SHEP Purchase Agreements are not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the SHEP Purchase Agreements were made as of the date of the SHEP Purchase Agreements only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the SHEP Purchase Agreements. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the SHEP Purchase Agreements. Moreover, certain representations and warranties in the SHEP Purchase Agreements may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the SHEP Purchase Agreements as characterizations of the actual statements of fact about the parties.

Stockholder’s Agreement

Upon the closing of the SHEP II Transaction, the Company and Kayne Anderson Capital Advisors, LP, an affiliate of the SHEP Sellers (the “Principal Stockholder”), will enter into a stockholder agreement (the “Stockholder’s Agreement”), pursuant to which, the Principal Stockholder will be limited or prohibited from, among other things, for the period commencing upon the closing of the SHEP I Transaction and ending on the earlier of the second anniversary of the closing of the SHEP I Transaction and the date on which the Principal Stockholder and its affiliates beneficially own less than 10% of the outstanding shares of Company Common Stock (1) acquiring beneficial ownership of additional shares of Company Common Stock such that the Principal Stockholder and its affiliates would own more than 29.9% in the aggregate of the outstanding shares of Company Common Stock, (2) engaging in any certain hostile or takeover activities with respect to the Company, or (3) “soliciting” any “proxies” (as such terms are used in the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description is qualified in its entirety by reference to the full text of the form of Stockholder’s Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement

Upon the closing of each of the SHEP Transactions, the Company and the SHEP Sellers will enter into separate registration rights agreements (each a “SHEP Registration Rights Agreement”) pursuant to which the Company will (1) prepare, file with the SEC and cause to become effective within 180 days of the execution of the SHEP Registration Rights Agreement, a shelf registration statement with respect to the shares of Company Common Stock to be issued to the SHEP Sellers under the SHEP Purchase Agreements (the “SHEP Registrable Securities”) that would permit some or all of the SHEP Registrable Securities to be resold in registered transactions and (2) use its reasonable best efforts to maintain the effectiveness of the shelf registration statement while the SHEP Sellers and their affiliates hold the SHEP Registrable Securities. In addition, under certain circumstances, the SHEP Registration Rights Agreement permits the SHEP Sellers to demand or participate in an underwritten public offering by the Company.

The foregoing description is qualified in its entirety by reference to the full text of the form of each of the SHEP Registration Rights Agreements, which are attached as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Anticipated Equity Ownership

Following the SHEP Transactions, the Company is expected to have outstanding approximately 132.6 million shares of Company Common Stock on a fully diluted basis, with the existing Company stockholders beneficially owning approximately 76.6%, and the SHEP Sellers and their affiliates beneficially owning approximately 23.3% % on a fully diluted basis.

Item 2.02	Results of Operations and Financial Condition

On October 13, 2016, the Company issued a news release announcing the SHEP Transactions. The news release contained certain information regarding its results of operations for the quarter ended September 30, 2016. A copy of the news release is attached hereto as Exhibit 99.1.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the SHEP Purchase Agreements, the Company will issue 31.0 million shares of Company Common Stock to the SHEP Sellers upon completion of the SHEP Transactions.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.1 hereto under the headings “Stockholder’s Agreement” and “Registration Rights Agreement” is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On October 13, 2016, the Company issued a news release announcing the SHEP Transactions. A copy of the news release is attached hereto as Exhibit 99.1.

On October 13, 2016 the Company issued a news release announcing the commencement of an underwritten public offering of 20,000,000 shares of its common stock. The Company has granted the underwriters a 30-day option to purchase up to an additional 3,000,000 shares of the Company’s common stock. A copy of the news release is attached hereto as Exhibit 99.2

On October 14, 2016, the Company intends to post an investor presentation on the Company’s website, www.rsppermian.com.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information about the SHEP Transactions

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the SHEP Transactions.

In connection with the SHEP Transactions, the Company intends to file with the SEC a preliminary proxy statement. The Company also plans to file other relevant documents with the SEC regarding the SHEP Transactions. Any definitive proxy statement for the Company (if and when available) will be mailed to Company stockholders.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHEP TRANSACTIONS.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.rsppermian.com or by contacting the Company’s Investor Relations Department by email at IR@rspermian.com or by phone at 214-252-2790.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the SHEP Transactions. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 29, 2016. This document can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K, including, without limitation, statements containing the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “will,” “may,” “should,” “would,” “could” or other similar expressions, and statements regarding the Company’s business strategy and plans, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that management anticipates. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Important known factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, failure to obtain the Company Stockholder Approval; the timing to consummate the SHEP Transactions; satisfaction of the conditions to closing of the SHEP Transactions or that the closing of the SHEP Transactions otherwise does not occur; the risk that a regulatory approval that may be required for the SHEP Transactions is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating SHEP into the Company; the effects of the SHEP Transactions, including the Company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the SHEP Transactions; expected synergies and other benefits from the SHEP Transactions and the ability of the Company to realize such synergies and other benefits; the volatility of commodity prices, product supply and demand, competition, access to and cost of capital, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, the quality of technical data, environmental and weather risks, including the possible impacts of climate change, the ability to obtain environmental and other permits and the timing thereof, government regulation or action, the costs and results of drilling and operations, the availability of equipment, services, resources and personnel required to complete the Company’s operating activities, access to and availability of transportation, processing and refining facilities, the financial strength of counterparties to the Company’s credit facility and derivative contracts and the purchasers of the Company’s production and service providers to the Company, and acts of war or terrorism. For additional information regarding known material factors that could cause the Company’s actual results to differ from the Company’s projected results, please see “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and our subsequent Quarterly Reports on Form 10-Q.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements

•	Audited financial statements of Silver Hill Energy, LLC as of December 31, 2015 and 2014 and the related notes to the financial statements, attached as Exhibit 99.3 hereto.

•	Unaudited financial statements of Silver Hill Energy, LLC comprised of the balance sheet as of December 31, 2015 and June 30, 2016, the related statement of operations for the six months ended June 30, 2016 and 2015, the related statement of cash flows for the six months ended June 30, 2016 and 2015, the related statement of changes in members’ equity for the six months ended June 30, 2016 and the related notes to the unaudited financial statements, attached as Exhibit 99.4 hereto.

•	Audited statements of revenues and direct operating expenses of the Concho Properties Working Interest for the years ended December 31, 2015 and 2014 and the related notes to the statements of revenues and direct operating expenses, attached as Exhibit 99.5 hereto.

•	Unaudited statement of revenues and direct operating expenses of the Concho Properties Working Interest from January 1, 2016 to February 29, 2016, attached as Exhibit 99.6 hereto.

•	Unaudited financial statements of Silver Hill Energy Partners II, LLC comprised of the balance sheet as of June 30, 2016, the related statement of operations for the period from January 12, 2016 (inception) to June 30, 2016, the related statement of cash for the period from January 12, 2016 (inception) to June 30, 2016, the related statement of members capital from January 12, 2016 (inception) to June 30, 2016 and the related notes to the unaudited financial statements, attached as Exhibit 99.7 hereto.

(b)	Pro Forma Financial Statements

The following unaudited pro forma combined financial information of the Company, giving effect to the SHEP Transaction and the related financing transactions, which include an anticipated offering of securities and the application of the net proceeds from such offering, is included in Exhibit 99.8 hereto:

•	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2016.

•	Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2016 and the year ended December 31, 2015.

•	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Stockholder’s Agreement

4.2	Form of Registration Rights Agreement (Silver Hill Energy Partners, LLC)

4.3	Form of Registration Rights Agreement (Silver Hill E&P II, LLC)

10.1	Membership Interest Purchase and Sale Agreement, dated as of October 13, 2016, by and among Silver Hill Energy Partners Holdings, LLC, Silver Hill Energy Partners, LLC, RSP Permian, L.L.C. and RSP Permian, Inc.*

10.2	Membership Interest Purchase and Sale Agreement, dated as of October 13, 2016, by and among Silver Hill Energy Partners II, LLC, Silver Hill E&P II, LLC, RSP Permian, L.L.C. and RSP Permian, Inc.*

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Grant Thornton LLP

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	News Release, dated October 13, 2016, titled “Strategic Acquisition of 103,000 Net Acre Pure Play in the Permian Core”

99.2	News Release, dated October 13, 2016, titled “RSP Permian, Inc. Announces Public Offering of Common Stock.”

99.3	Historical audited financial statements of Silver Hill Energy, LLC

99.4	Historical unaudited financial statements of Silver Hill Energy, LLC

99.5	Historical audited statements of revenues and direct operating expenses of the Concho Properties Working Interest

99.6	Historical unaudited statements of revenues and direct operating expenses of the Concho Properties Working Interest for the period from January 1, 2016 to February 29, 2016.

99.7	Historical unaudited financial statements of Silver Hill Energy Partners II, LLC Interest

99.8	Unaudited pro forma combined financial information

99.9	Netherland, Sewell & Associates, Inc. Summary of Reserves at June 30, 2016 (Silver Hill Energy, LLC)

99.10	Netherland, Sewell & Associates, Inc. Summary of Reserves at June 30, 2016 (Silver Hill E&P II, LLC)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: October 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Stockholder’s Agreement

4.2	Form of Registration Rights Agreement (Silver Hill Energy Partners, LLC)

4.3	Form of Registration Rights Agreement (Silver Hill E&P II, LLC)

10.1	Membership Interest Purchase and Sale Agreement, dated as of October 13, 2016, by and among Silver Hill Energy Partners Holdings, LLC, Silver Hill Energy Partners, LLC, RSP Permian, L.L.C. and RSP Permian, Inc.*

10.2	Membership Interest Purchase and Sale Agreement, dated as of October 13, 2016, by and among Silver Hill Energy Partners II, LLC, Silver Hill E&P II, LLC, RSP Permian, L.L.C. and RSP Permian, Inc.*

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Grant Thornton LLP

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	News Release, dated October 13, 2016, titled “Strategic Acquisition of 103,000 Net Acre Pure Play in the Permian Core”

99.2	News Release, dated October 13, 2016, titled “RSP Permian, Inc. Announces Public Offering of Common Stock.”

99.3	Historical audited financial statements of Silver Hill Energy, LLC

99.4	Historical unaudited financial statements of Silver Hill Energy, LLC

99.5	Historical audited statements of revenues and direct operating expenses of the Concho Properties Working Interest

99.6	Historical unaudited statements of revenues and direct operating expenses of the Concho Properties Working Interest for the period from January 1, 2016 to February 29, 2016.

99.7	Historical unaudited financial statements of Silver Hill Energy Partners II, LLC Interest

99.8	Unaudited pro forma combined financial information

99.9	Netherland, Sewell & Associates, Inc. Summary of Reserves at June 30, 2016 (Silver Hill Energy, LLC)

99.10	Netherland, Sewell & Associates, Inc. Summary of Reserves at June 30, 2016 (Silver Hill E&P II, LLC)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.